UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Broad Opportunities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Broad Opportunities Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Broad Opportunities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Broad Opportunities Fund (formerly, BNY Mellon Insight Broad Opportunities Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by primary portfolio managers Matthew Merritt, Steve Waddington and Michael Ford of Insight Investment International Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Broad Opportunities Fund’s (formerly, BNY Mellon Insight Broad Opportunities Fund) Class A shares produced a total return of 10.44%, Class C shares returned 9.65%, Class I shares returned 10.83%, and Class Y shares returned 10.83%.1 In comparison, the fund’s benchmarks, the USD 1-Month LIBOR and the FTSE One-Month U.S. Treasury Bill Index produced a total return of 2.43% and 2.31% for the same period, respectively.2,3

Risk assets recovered from the significant falls early in the period and government bond yields rallied, supported by accommodative monetary policy by major central banks, even as economic data softened somewhat during the period. The fund outperformed the indices, mainly due to strength in its fixed-income, equity, and total return strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally allocates its assets among a broad range of asset classes, including equities, fixed income, currencies, real estate, listed infrastructure and commodities, in developed and emerging markets. The fund seeks to gain exposure to various asset classes through direct investments in securities or derivative instruments and by investing in other investment companies (underlying funds), including exchange-traded funds (ETFs).

The fund’s sub-adviser dynamically adjusts the allocation of the fund’s investments in seeking to opportunistically take advantage of investment strategies (directional, relative value, and non-linear strategies) that are particularly attractive at the time of implementation, while limiting downside risk and volatility over a market cycle (typically five years).

Global Growth Slows and Central Bank Policy Shifts

The U.S. economy continued to show relative resilience in 2019, but there was a notable deceleration. Positive economic surprises fell sharply, while growth estimates were revised downward. Signs of domestic fragility, the consistent undershoot in inflation and heightened external growth risks all caused a shift in policy thinking by the Federal Reserve.

The trade conflict between the U.S. and China intensified, weighing on the outlook for both global trade and growth, although there were some signs of possible progress towards the end of the period. The U.S. economy was insulated to some degree, because relative to other developed countries, trade is only a limited element of GDP. In contrast, Europe was more significantly impacted.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In Europe, economic data in 2019 was particularly poor. Data showing a contraction in German manufacturing—to levels last seen in the eurozone debt crisis of 2012—was a catalyst for a lurch lower in government bond yields, but it was just one of a number of weak data points in the region.

Risk markets were generally buoyed by easier central bank policy and lower bond yields, and the stronger growth backdrop in the U.S. helped U.S.-related assets, including the dollar. The Federal Reserve cut rates in July, September and October 2019, while the European Central Bank cut its deposit rate in September 2019 and announced its quantitative easing program would restart in November 2019.

For equity markets, the fourth quarter of 2018 proved to be the most turbulent calendar quarter since the global financial crisis: share-price movements at times felt chaotic against a background of aggressive deleveraging and de-risking across investment strategies. Equity markets subsequently recovered in early 2019, driven by a more dovish Federal Reserve and encouraging signals that U.S.-China trade tensions were de-escalating.

Credit markets suffered a challenging end to 2018 on the back of slowing economic indicators, hawkish surprises from central banks and political uncertainty. Credit markets experienced a broad-based rebound in January 2019, driven by increased dovishness from central banks, the Federal Reserve in particular. The recovery continued into the third quarter as credit markets responded to the pivot of global central banks to a more supportive policy stance. Emerging- market debt indices generated a positive return over much of the reporting period, assisted by a broad-based shift toward easier monetary policy.

Performance Benefited From Easing in Monetary Policy

A combination of factors, including an accommodative shift in global monetary policy and positive developments in the U.S.-China trade talks, caused risk assets to recover most of their losses from the fourth quarter of 2018. In addition, continued moderation in global growth ensured downward pressure on government bond yields, and positive sentiment also continued in other risk assets, including investment-grade credit as well as high yield and emerging-market debt.

Fixed-income holdings were a key driver of performance, with a long duration position in government bonds performing strongly. Investment-grade, high yield credit and emerging-market debt, in particular, boosted returns. The fund made use of derivatives to contain losses and minimize volatility.

Within total return strategies, relative-value positions and positions designed to benefit from upside breakouts in certain markets performed well. Infrastructure holdings also generated a strong positive return. On the other hand, there was a negative contribution from strategies designed to benefit from downside breakouts in certain markets.

Maintaining a Broadly Diversified Investment Posture

Our asset-allocation bias is to remain tactical because, from a growth perspective, we remain in a fragile environment, both in the sense that the recovery signs we are witnessing are tentative and because geopolitical tail risks remain elevated. Improving sentiment implies some modest retracement in government yields, but this is likely to be tempered by medium-term central bank guidance.

Moreover, the lack of inflationary pressure means that government bonds remain, in our minds, an attractive diversifying asset in a portfolio context. We expect the hunt for yield to lead investors towards the riskier end of fixed income. We maintain our above-average exposure in credit and are likely to continue to do so while growth fears remain contained.

November 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2  Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Broad Opportunities Fund with a hypothetical investment of $10,000 in the USD 1-Month LIBOR and FTSE One-Month U.S. Treasury Bill Index.

†  Source: FactSet

††  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A, Class C and Class I shares of BNY Mellon Broad Opportunities Fund on 11/27/17 (inception date) to a hypothetical investment of $10,000 made in the USD 1-Month LIBOR and FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The USD 1-Month LIBOR is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Broad Opportunities Fund with a hypothetical investment of $1,000,000 in the USD 1-Month LIBOR and FTSE One-Month U.S. Treasury Bill Index.

†  Source: FactSet

††  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Broad Opportunities Fund on 11/27/17 (inception date) to a hypothetical investment of $1,000,000 made in the USD 1-Month LIBOR and FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The USD 1-Month LIBOR is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Actual Aggregate Total Returns as of 10/31/19
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	11/27/17	4.12%	0.71%
without sales charge	11/27/17	10.44%	3.83%
Class C shares
with applicable redemption charge†	11/27/17	8.65%	3.09%
without redemption	11/27/17	9.65%	3.09%
Class I shares	11/27/17	10.83%	4.11%
Class Y shares	11/27/17	10.83%	4.11%
USD 1-Month LIBOR	11/30/17	2.43%	2.16%††
FTSE One-Month U.S. Treasury Bill Index	11/30/17	2.31%	2.01%††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  For comparative purposes, the value of the indices as of 11/30/17 is used as the beginning value on 11/27/17.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Broad Opportunities Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.19	$10.04	$4.90	$4.90
Ending value (after expenses)	$1,045.30	$1,042.20	$1,046.90	$1,047.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.11	$9.91	$4.84	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,020.42	$1,020.42

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I and .95% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 5.9%
Foreign Governmental - 5.9%
Spain, Sr. Unscd. Bonds	EUR	1.50	4/30/2027	401,000	[b]	495,802
United Kingdom, Bonds	GBP	1.50	7/22/2047	939,000		1,323,755
Total Bonds and Notes (cost $1,780,060)				1,819,557
				Shares
Common Stocks - .5%
Industrial - .5%
Amedeo Air Four Plus (cost $225,505)				162,500		164,186

Exchange-Traded Funds - 25.6%
Registered Investment Companies - 25.6%
iShares Bloomberg Roll Select Commodity Strategy ETF				9,308		419,198
iShares iBoxx High Yield Corporate Bond ETF				10,183		883,986
iShares iBoxx Investment Grade Corporate Bond ETF				23,679		3,024,045
iShares International High Yield Bond ETF				17,596		899,675
iShares JP Morgan EM Local Currency Bond ETF				15,607		712,147
iShares JP Morgan USD Emerging Markets Bond Fund ETF				17,779		2,019,694
Total Exchange-Traded Funds (cost $7,873,432)				7,958,745
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.4%
Call Options - 1.0%
Euro Stoxx 50 Price EUR, Contracts 29	EUR	3,650	1/17/2020	1,058,500		19,924
Euro Stoxx 50 Price EUR, Contracts 25	EUR	3,525	12/20/2019	881,250		34,602
Hang Seng China Enterprises Index, Contracts 13	HKD	10,800	11/28/2019	7,020,000		7,051
iShares iBoxx High Yield Corporate Bond ETF, Contracts 175		89.00	12/20/2019	15,575		350
MSCI Emerging Markets Index, Contracts 10		1,060	1/17/2020	1,060,000		21,550
MSCI Emerging Markets Index, Contracts 12		990.00	11/15/2019	1,188,000		61,500
Nikkei 225, Contracts 6	JPY	21,750	12/13/2019	130,500,000		72,784

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.4% (continued)
Call Options - 1.0% (continued)
Nikkei 225, Contracts 6	JPY	23,000	1/10/2020	138,000,000		25,836
S&P 500 Index, Contracts 4		3,090	2/21/2020	1,236,000		23,980
S&P 500 Index, Contracts 5		2,985	11/15/2019	1,492,500		28,200
U.S Treasury Bond December Future, Contracts 14		161.00	11/22/2019	1,400,000		20,344
					316,121
Put Options - .4%
Euro, Contracts 883,000 Merrill Lynch, Pierce, Fenner & Smith	EUR	1.08	12/10/2019	883,000		159
Euro, Contracts 885,000 Merrill Lynch, Pierce, Fenner & Smith	EUR	1.08	12/18/2019	885,000		254
Euro Stoxx 50 Price EUR, Contracts 24	EUR	3,525	1/17/2020	846,000		15,900
Euro Stoxx 50 Price EUR, Contracts 68	EUR	3,375	2/21/2020	2,295,000		36,631
Euro Stoxx 50 Price EUR, Contracts 30	EUR	3,500	12/20/2019	1,050,000		11,510
Euro Stoxx 50 Price EUR, Contracts 19	EUR	3,150	11/15/2019	598,500		127
Hang Seng China Enterprises Index, Contracts 15	HKD	9,900	11/28/2019	7,425,000		1,819
Japanese Yen Cross Currency, Contracts 1,700,000 Goldman Sachs	EUR	116.50	11/12/2019	1,700,000		193
Nikkei 225, Contracts 2	JPY	19,500	12/13/2019	39,000,000		259
S&P 500 Index, Contracts 3		2,900	11/15/2019	870,000		1,113
S&P 500 Index, Contracts 2		2,600	12/20/2019	520,000		822
S&P 500 Index, Contracts 3		3,050	1/17/2020	915,000		24,060
S&P 500 Index, Contracts 3		2,990	12/20/2019	897,000		11,697
					104,544
Total Options Purchased (cost $513,692)				420,665
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 47.1%
Closed-end Investment Companies - 8.2%
3i Infrastructure				128,050		475,216
GCP Infrastructure Investments				296,000		492,316
Greencoat UK Wind				217,415		410,614
Hicl Infrastructure				204,645		453,829
International Public Partnerships				185,000		378,152
John Laing Environmental Assets Group				39,511		62,184
The Aquila European Renewables Income Fund				53,000	[c]	63,840

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 47.1% (continued)
Closed-end Investment Companies - 8.2% (continued)
The Renewables Infrastructure Group		121,826	206,412
			2,542,563
Registered Investment Companies - 38.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund	1.79	452,833	[d] 452,833
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	1.85	11,644,072	[d] 11,643,466
			12,096,299
Total Investment Companies (cost $14,451,523)		14,638,862
Total Investments (cost $24,844,212)		80.5%	25,002,015
Cash and Receivables (Net)		19.5%	6,050,812
Net Assets		100.0%	31,052,827

ETF—Exchange-Traded Fund

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $495,802 or 1.6% of net assets.

c Non-income producing security.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	72.1
Government	5.9
Options Purchased	1.3
Diversified Financials	.7
Industrial	.5
80.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales ($)	Realized Gains (Loss)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,321,890	23,956,430	24,825,487	-
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	12,387,432	12,939,584	13,683,318	(232)
Total	13,709,322	36,896,014	38,508,805	(232)

Investment Companies	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	452,833	1.4	12,714
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	11,643,466	37.5	285,084
Total	12,096,299	38.9	297,798

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
ASX SPI 200	4	12/19	458,624[a]	457,659	(965)
Australian 10 Year Bond	4	12/19	402,298[a]	402,054	(244)
DJ Euro Stoxx 50	43	12/19	1,682,293[a]	1,730,801	48,508
Euro 30 Year Bond	3	12/19	746,805[a]	702,505	(44,300)
Euro Stoxx 50 Dividend	36	12/19	481,450[a]	490,241	8,791
Euro Stoxx 50 Dividend	100	12/20	1,381,294[a]	1,360,666	(20,628)
Euro Stoxx 50 Dividend	58	12/21	783,787[a]	775,602	(8,185)
Euro-Bobl	6	12/19	915,438[a]	900,850	(14,588)
Euro-Bond	16	12/19	3,145,916[a]	3,065,023	(80,893)
FTSE 100	18	12/19	1,701,826[a]	1,689,499	(12,327)
FTSE/JSE Top 40 Index	13	12/19	446,428[a]	435,387	(11,041)
H Shares Index	6	11/19	408,234[a]	404,865	(3,369)
KOSPI 200 Index	7	12/19	403,864[a]	415,897	12,033
Long Gilt	3	12/19	517,622[a]	516,223	(1,399)
Long Term French Government Future	1	12/19	192,289[a]	187,794	(4,495)
Mini Bovespa Index	81	12/19	425,866[a]	435,790	9,924
Nikkei 225 Index US denominated	8	12/19	864,075	909,200	45,125
Singapore Exchange CNY Nifty Index	19	11/19	443,187	453,245	10,058
Standard & Poor's 500 E-mini	17	12/19	2,551,840	2,580,430	28,590
U.S. Treasury 10 Year Notes	8	12/19	1,032,072	1,042,375	10,303
U.S. Treasury Ultra Long Bond	4	12/19	771,656	759,000	(12,656)
Futures Short
Euro Currency	14	12/19	1,946,569	1,955,888	(9,319)
Euro-Schatz	21	12/19	2,639,580[a]	2,624,825	14,755
Mini MSCI Emerging Markets Index	15	12/19	768,943	781,050	(12,107)
Pound Sterling Currency	51	12/19	3,945,919	4,130,044	(184,125)
Ultra 10 Year U.S. Treasury Notes	13	12/19	1,872,406	1,847,422	24,984
Gross Unrealized Appreciation				213,071
Gross Unrealized Depreciation				(420,641)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2019

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Euro Stoxx 50 Price EUR, Contracts 9	3,500	11/15/19	315,000	EUR	(12,276)
Euro Stoxx 50 Price EUR, Contracts 25	3,650	12/20/19	912,500	EUR	(12,687)
Euro Stoxx 50 Price EUR, Contracts 29	3,750	1/17/20	1,087,500	EUR	(7,601)
Hang Seng China Enterprises Index, Contracts 13	11,300	11/28/19	7,345,000	HKD	(1,327)
Korean Stock Exchange KOSPI 200 Index, Contracts 17	275	12/12/19	1,168,750,000	KRW	(20,310)
MSCI Emerging Markets Index, Contracts 12	1,020	11/15/19	1,224,000		(29,700)
MSCI Emerging Markets Index, Contracts 10	1,100	1/17/20	1,100,000		(8,250)
Nikkei 225, Contracts 2	20,375	11/8/19	40,750,000	JPY	(47,967)
Nikkei 225, Contracts 3	22,250	1/10/20	66,750,000	JPY	(26,391)
Nikkei 225, Contracts 6	22,500	12/13/19	135,000,000	JPY	(38,337)
Nikkei 225, Contracts 6	23,750	1/10/20	142,500,000	JPY	(10,001)
Nikkei 225, Contracts 2	25,500	12/13/19	51,000,000	JPY	(56)
Russell 2000, Contracts 4	1,540	11/29/19	616,000		(16,228)
Russell 2000, Contracts 4	1,605	12/20/19	642,000		(6,140)
S&P 500 Index, Contracts 5	3,070	11/15/19	1,535,000		(3,990)
S&P 500 Index, Contracts 2	3,125	12/20/19	625,000		(2,520)
S&P 500 Index, Contracts 4	3,190	2/21/20	1,276,000		(8,540)
S&P/Asx 200 Index, Contracts 22	6,575	12/19/19	1,446,500	AUD	(22,051)
Swiss Market Index, Contracts 8	9,700	11/15/19	776,000	CHF	(42,567)
Euro, Contracts 885,000, Merrill Lynch, Pierce, Fenner & Smith	1.115	12/18/19	885,000	EUR	(8,058)
Euro, Contracts 883,000, Merrill Lynch, Pierce, Fenner & Smith	1.12	12/10/19	883,000	EUR	(4,887)

STATEMENT OF OPTIONS WRITTEN (continued)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options: (continued)
Japanese Yen Cross Currency, Contracts 1,700,000, Goldman Sachs	122	11/12/19	1,700,000	EUR	(953)
Mexican Peso, Contracts 750,000, Merrill Lynch, Pierce, Fenner & Smith	19.8	1/21/20	750,000		(8,086)
Mexican Peso, Contracts 775,000, Merrill Lynch, Pierce, Fenner & Smith	20	1/14/20	775,000		(5,662)
South African Rand, Contracts 470,000, HSBC	15.2	2/4/20	470,000		(14,908)
South African Rand Cross Currency, Contracts 400,000, HSBC	17	2/11/20	400,000	EUR	(14,944)
Swiss Franc, Contracts 2,000,000, Goldman Sachs	0.99	12/17/19	2,000,000		(7,467)
IBEX 35 Index December Future, Contracts 88	9,100	12/20/19	800,800	EUR	(24,831)
U.S Treasury Bond December Future, Contracts 14	163	11/22/19	1,400,000		(8,750)
Put Options:
Euro Stoxx 50 Price EUR, Contracts 19	2,975	11/15/19	565,250	EUR	(64)
Euro Stoxx 50 Price EUR, Contracts 101	3,100	4/17/20	3,131,000	EUR	(36,835)
Euro Stoxx 50 Price EUR, Contracts 25	3,250	12/20/19	812,500	EUR	(2,203)
Euro Stoxx 50 Price EUR, Contracts 30	3,300	12/20/19	990,000	EUR	(3,547)
Euro Stoxx 50 Price EUR, Contracts 48	3,375	1/17/20	1,620,000	EUR	(15,739)
Euro Stoxx 50 Price EUR, Contracts 30	3,375	12/20/19	1,012,500	EUR	(5,454)
Euro Stoxx 50 Price EUR, Contracts 29	3,400	1/17/20	986,000	EUR	(10,673)
Hang Seng China Enterprises Index, Contracts 15	9,300	11/28/19	6,975,000	HKD	(191)
Hang Seng China Enterprises Index, Contracts 15	9,500	11/28/19	7,125,000	HKD	(383)
Hang Seng China Enterprises Index, Contracts 13	9,800	11/28/19	6,370,000	HKD	(1,078)
Ishares 20+ Year Treasury Bond, Contracts 71	119	1/17/20	844,900		(390)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options: (continued)
Ishares Iboxx High Yield Corpo, Contracts 175	83	12/20/19	1,452,500		(2,800)
Korean Stock Exchange KOSPI 200 Index, Contracts 17	265	12/12/19	1,126,250,000	KRW	(5,041)
MSCI Emerging Markets Index, Contracts 12	920	11/15/19	1,104,000		(600)
MSCI Emerging Markets Index, Contracts 10	970	1/17/20	970,000		(10,900)
Nikkei 225, Contracts 2	17,000	12/13/19	34,000,000	JPY	(56)
Nikkei 225, Contracts 6	19,750	12/13/19	118,500,000	JPY	(945)
Nikkei 225, Contracts 4	20,000	11/8/19	80,000,000	JPY	(37)
Nikkei 225, Contracts 6	21,000	1/10/20	126,000,000	JPY	(6,112)
Nikkei 225, Contracts 3	21,750	1/10/20	65,250,000	JPY	(5,556)
Russell 2000, Contracts 4	1,490	11/29/19	596,000		(3,196)
Russell 2000, Contracts 4	1,570	12/20/19	628,000		(15,992)
S&P 500 Index, Contracts 2	2,375	12/20/19	475,000		(280)
S&P 500 Index, Contracts 3	2,725	11/15/19	817,500		(255)
S&P 500 Index, Contracts 5	2,750	11/15/19	1,375,000		(525)
S&P 500 Index, Contracts 3	2,775	11/15/19	832,500		(390)
S&P 500 Index, Contracts 4	2,810	2/21/20	1,124,000		(16,640)
S&P 500 Index, Contracts 6	2,840	12/20/19	1,704,000		(10,170)
S&P 500 Index, Contracts 3	2,850	1/17/20	855,000		(8,514)
S&P 500 Index, Contracts 3	2,925	1/17/20	877,500		(12,060)
S&P/Asx 200 Index, Contracts 22	6,450	12/19/19	1,419,000	AUD	(7,204)
Swiss Market Index, Contracts 8	9,550	11/15/19	764,000	CHF	(324)
Euro, Contracts 885,000, Merrill Lynch, Pierce, Fenner & Smith	1.06	12/18/19	885,000	EUR	(46)

STATEMENT OF OPTIONS WRITTEN (continued)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options: (continued)
Euro, Contracts 883,000, Merrill Lynch, Pierce, Fenner & Smith	1.06	12/10/19	883,000	EUR	(24)
Japanese Yen Cross Currency, Contracts 1,700,000, Goldman Sachs	115	11/12/19	1,700,000	EUR	(59)
Mexican Peso, Contracts 750,000, Merrill Lynch, Pierce, Fenner & Smith	18.8	1/21/20	750,000		(3,287)
Mexican Peso, Contracts 775,000, Merrill Lynch, Pierce, Fenner & Smith	19	1/14/20	775,000		(5,105)
South African Rand, Contracts 470,000, HSBC	14.2	2/4/20	470,000		(2,302)
South African Rand Cross Currency, Contracts 400,000, HSBC	16	2/11/20	400,000	EUR	(2,342)
Swiss Franc, Contracts 2,000,000, Goldman Sachs	0.98	12/17/19	2,000,000		(10,680)
IBEX 35 Index December Future, Contracts 88	8,900	12/20/19	783,200	EUR	(7,459)
U.S Treasury Bond December Future, Contracts 14	156	11/22/19	1,400,000		(1,094)
Total Options Written (premiums received $974,044)					(632,037)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	980,069	Euro	885,000	1/15/20	(12,345)
United States Dollar	309,177	British Pound	250,000	1/15/20	(15,502)
United States Dollar	866,525	Japanese Yen	92,000,000	1/15/20	10,098
Goldman Sachs
United States Dollar	222,752	Brazilian Real	925,000	1/15/20	(6,911)
United States Dollar	338,185	Australian Dollar	500,000	1/15/20	(7,164)
Japanese Yen	30,000,000	United States Dollar	278,987	1/15/20	283
United States Dollar	235,485	Japanese Yen	25,400,000	1/15/20	(963)
United States Dollar	228,217	Swiss Franc	225,000	1/15/20	(1,282)
HSBC
Euro	225,000	United States Dollar	251,013	1/15/20	1,296
Gross Unrealized Appreciation					11,677
Gross Unrealized Depreciation					(44,167)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

October 31, 2019

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 32 Received Fixed Rate of 5.00 3 Month	6/20/24	1,980,000	149,035	133,304	27,280
Markit CDX North America High Yield Index Series 33 Received Fixed Rate of 5.00 3 Month	12/20/24	2,100,000	148,816	138,485	22,581
Purchased Contracts:[3]
Markit CDX North America Investment Grade Index Series 33 Paid Fixed Rate of 1.00 3 Month	12/20/24	2,100,000	(45,489)	(41,614)	(6,325)
Markit CDX North America High Yield Index Series 32 Paid Fixed Rate of 5.00 3 Month	6/20/24	1,980,000	(149,035)	(138,638)	(21,947)
Gross Unrealized Appreciation				49,861
Gross Unrealized Depreciation				(28,272)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	12,747,913	12,905,716
Affiliated issuers	12,096,299	12,096,299
Cash		567,000
Cash denominated in foreign currency	395,521	397,632
Cash collateral held by broker—Note 4		5,716,982
Swap upfront payments—Note 4		271,789
Dividends and interest receivable		38,524
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		11,677
Receivable for swap variation margin—Note 4		3,265
Prepaid expenses		43,490
		32,052,374
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		6,731
Outstanding options written, at value (premiums received $974,044)—Note 4		632,037
Swap upfront receipts—Note 4		180,252
Payable for investment securities purchased		54,439
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		44,167
Payable for futures variation margin—Note 4		14,114
Directors fees and expenses payable		240
Other accrued expenses		67,567
		999,547
Net Assets ($)		31,052,827
Composition of Net Assets ($):
Paid-in capital		29,991,741
Total distributable earnings (loss)		1,061,086
Net Assets ($)		31,052,827

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,035,645	1,027,601	14,495,204	14,494,377
Shares Outstanding	80,167	80,000	1,120,000	1,120,000
Net Asset Value Per Share ($)	12.92	12.85	12.94	12.94

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	395,561
Affiliated issuers	297,798
Interest	26,477
Total Income	719,836
Expenses:
Management fee—Note 3(a)	222,226
Professional fees	79,189
Registration fees	69,135
Prospectus and shareholders’ reports	14,826
Distribution fees—Note 3(b)	7,374
Shareholder servicing costs—Note 3(c)	5,216
Directors’ fees and expenses—Note 3(d)	2,791
Custodian fees—Note 3(c)	2,765
Loan commitment fees—Note 2	664
Miscellaneous	42,616
Total Expenses	446,802
Less—reduction in expenses due to undertaking—Note 3(a)	(153,014)
Net Expenses	293,788
Investment Income—Net	426,048
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(82,970)
Affiliated issuers	(232)
Net realized gain (loss) on options transactions	170,226
Net realized gain (loss) on futures	1,279,867
Net realized gain (loss) on swap agreements	(48,644)
Net realized gain (loss) on forward foreign currency exchange contracts	168,451
Net Realized Gain (Loss)	1,486,698
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	910,861
Net change in unrealized appreciation (depreciation) on options transactions	285,428
Net change in unrealized appreciation (depreciation) on futures	(134,699)
Net change in unrealized appreciation (depreciation) on swap agreements	38,592
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(56,926)
Net Change in Unrealized Appreciation (Depreciation)	1,043,256
Net Realized and Unrealized Gain (Loss) on Investments	2,529,954
Net Increase in Net Assets Resulting from Operations	2,956,002

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018[a]
Operations ($):
Investment income—net	426,048	362,102
Net realized gain (loss) on investments	1,486,698	(323,029)
Net change in unrealized appreciation (depreciation) on investments	1,043,256	(761,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,956,002	(722,237)
Distributions ($):
Distributions to shareholders:
Class A	(37,283)	-
Class C	(29,224)	-
Class I	(559,262)	-
Class Y	(559,216)	-
Total Distributions	(1,184,985)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	-	1,002,000
Class C	-	1,000,480
Class I	-	14,156,000
Class Y	-	14,000,000
Distributions reinvested:
Class A	75	-
Class I	719	-
Cost of shares redeemed
Class I	(18,954)	(136,273)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(18,160)	30,022,207
Total Increase (Decrease) in Net Assets	1,752,857	29,299,970
Net Assets ($):
Beginning of Period	29,299,970	-
End of Period	31,052,827	29,299,970
Capital Share Transactions (Shares):
Class A
Shares sold	-	80,160
Shares issued for distributions reinvested	7	-
Net Increase (Decrease) in Shares Outstanding	7	80,160
Class C
Shares sold	-	80,000
Net Increase (Decrease) in Shares Outstanding	-	80,000
Class I
Shares sold	-	1,132,239
Shares issued for distributions reinvested	62	-
Shares redeemed	(1,503)	(10,798)
Net Increase (Decrease) in Shares Outstanding	(1,441)	1,121,441
Class Y
Shares sold	-	1,120,000
Net Increase (Decrease) in Shares Outstanding	-	1,120,000

[a]From November 27, 2017 (commencement of operations) to October 31, 2018.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.18	12.50
Investment Operations:
Investment income—net[b]	.15	.13
Net realized and unrealized gain (loss) on investments	1.06	(.45)
Total from Investment Operations	1.21	(.32)
Distributions:
Dividends from investment income	(.47)	-
Net asset value, end of period	12.92	12.18
Total Return (%)[c]	10.44	(2.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assetse[e]	1.73	2.36[f]
Ratio of net expenses to average net assets[e]	1.20	1.20[f]
Ratio of net investment income to average net assets[e]	1.23	1.09[f]
Portfolio Turnover Rate	52.12	8.67[d]
Net Assets, end of period ($ x 1,000)	1,036	976

a From November 27, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not included the expense of the underlying funds.

f Annualized.

See notes to financial statements.

Class C Shares	Year Ended October 31,
	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.10	12.50
Investment Operations:
Investment income—net[b]	.06	.04
Net realized and unrealized gain (loss) on investments	1.06	(.44)
Total from Investment Operations	1.12	(.40)
Distributions:
Dividends from investment income	(.37)	-
Net asset value, end of period	12.85	12.10
Total Return (%)[c]	9.65	(3.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.46	3.10[f]
Ratio of net expenses to average net assets[e]	1.95	1.95[f]
Ratio of net investment income to average net assets[e]	.48	.34[f]
Portfolio Turnover Rate	52.12	8.67[d]
Net Assets, end of period ($ x 1,000)	1,028	968

a From November 27, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not included the expense of the underlying funds.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.20	12.50
Investment Operations:
Investment income—net[b]	.18	.16
Net realized and unrealized gain (loss) on investments	1.06	(.46)
Total from Investment Operations	1.24	(.30)
Distributions:
Dividends from investment income	(.50)	-
Net asset value, end of period	12.94	12.20
Total Return (%)	10.83	(2.48)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.47	2.10[e]
Ratio of net expenses to average net assets[d]	.95	.95[e]
Ratio of net investment income to average net assets[d]	1.48	1.34[e]
Portfolio Turnover Rate	52.12	8.67[c]
Net Assets, end of period ($ x 1,000)	14,495	13,687

a From November 27, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Not annualized.

d Amount does not included the expense of the underlying funds.

e Annualized.

See notes to financial statements.

Class Y Shares	Year Ended October 31,
	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.20	12.50
Investment Operations:
Investment income—net[b]	.18	.16
Net realized and unrealized gain (loss) on investments	1.06	(.46)
Total from Investment Operations	1.24	(.30)
Distributions:
Dividends from investment income	(.50)	-
Net asset value, end of period	12.94	12.20
Total Return (%)	10.83	(2.48)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.47	2.10[e]
Ratio of net expenses to average net assets[d]	.95	.95[e]
Ratio of net investment income to average net assets[d]	1.48	1.34[e]
Portfolio Turnover Rate	52.12	8.67[c]
Net Assets, end of period ($ x 1,000)	14,494	13,669

a From November 27, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Not annualized.

d Amount does not included the expense of the underlying funds.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Broad Opportunities Fund (the “fund”) is a separate non-diversified series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight Investment International Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from BNY Mellon Insight Broad Opportunities Fund to BNY Mellon Broad Opportunities Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 80,000 of the outstanding Class A shares and all of the outstanding Class C, Class I and Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities- Common Stock	164,186	-	-	164,186
Exchange-Traded Funds	7,958,745	-	-	7,958,745
Foreign Governmental	-	1,819,557	-	1,819,557
Investment Companies	14,638,862	-	-	14,638,862
Other Financial Instruments:
Futures††	213,071	-	-	213,071
Forward Foreign Currency Exchange Contracts††	-	11,677	-	11,677
Options Purchased	420,059	606	-	420,665
Swaps††	-	49,861	-	49,861
Liabilities ($)
Other Financial Instruments:
Futures††	(420,641)	-	-	(420,641)
Forward Foreign Currency Exchange Contracts††	-	(44,167)	-	(44,167)
Options Written	(543,227)	(88,810)	-	(632,037)
Swaps††	-	(28,272)	-	(28,272)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $928,651, accumulated other losses $70,482, and unrealized appreciation $202,917.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $1,184,985 and $0, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon

Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying money market fund are reflected in the underlying money market fund’s net asset value. In addition, the Adviser has agreed to waive a portion of its management fee equal to the management fee the Adviser receives from the money market underlying fund with respect to the assets of the fund within underlying money market fund. The reduction in expenses, pursuant to the undertaking, amounted to $12,187 during the period ended October 31, 2019.

The Adviser has also contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying money market fund and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $140,827 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $7,374 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $2,471 and $2,458, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $254 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $2,765 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $19,648, Distribution Plan fees of $650, Shareholder Services Plan fees of $435, custodian fees of $714, Chief Compliance Officer fees of $4,504 and transfer agency fees of $27, which are offset against an expense reimbursement currently in effect in the amount of $19,247.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended October 31, 2019, amounted to $6,174,183 and $5,849,780, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and foreign currency risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, interest rates, foreign currencies, credit or as a substitute for an investment. The fund is subject to market risk, interest rate risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2019 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

NOTES TO FINANCIAL STATEMENTS (continued)

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2019 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated

NOTES TO FINANCIAL STATEMENTS (continued)

within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	70,386	[1,2]	Interest rate risk	(200,709)	[1,3]
Equity risk	562,744	[1,2]	Equity risk	(569,715)	[1,3]
Foreign exchange risk	12,283	[2,4]	Foreign exchange risk	(326,421)	[1,3,4]
Credit risk	49,861	[5]	Credit risk	(28,272)	[5]
Gross fair value of derivative contracts	695,274			(1,125,117)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]Outstanding options written, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[5]Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	924,935		(29,843)		-		-		895,092
Equity	107,190		12,564		-		-		119,754
Foreign exchange	247,742		212,863		168,451		-		629,056
Credit	-		(25,358)		-		(48,644)		(74,002)
Total	1,279,867		170,226		168,451		(48,644)		1,569,900

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(186,924)		19,953		-		-		(166,971)
Equity	305,100		299,178		-		-		604,278
Foreign exchange	(252,875)		(28,733)		(56,926)		-		(338,534)
Credit	-		(4,970)		-		38,592		33,622
Total	(134,699)		285,428		(56,926)		38,592		132,395

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	213,071	(420,641)
Options	420,665	(632,037)
Forward contracts	11,677	(44,167)
Swaps	49,861	(28,272)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	695,274	(1,125,117)
Derivatives not subject to
Master Agreements	(682,991)	992,140
Total gross amount of assets
and liabilities subject to
Master Agreements	12,283	(132,977)

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	10,098		(10,098)	-	-
Goldman Sachs International	476		(476)	-	-
HSBC	1,296		(1,296)	-	-
Merrill Lynch, Pierce, Fenner & Smith	413		(413)	-	-
Total	12,283		(12,283)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(27,847)		10,098	-	(17,749)
Goldman Sachs International	(35,479)		476	-	(35,003)
HSBC	(34,496)		1,296	-	(33,200)
Merrill Lynch, Pierce, Fenner & Smith	(35,155)		413	-	(34,742)
Total	(132,977)		12,283	-	(120,694)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	9,858,254
Equity options contracts	1,178,208
Interest rate futures	12,073,097
Interest rate options contracts	56,555
Foreign currency futures	2,949,784
Foreign currency options contracts	72,969
Forward contracts	6,597,546
Credit options contracts	24,152

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2019:

Average Notional Value ($)
Credit default swap agreements	4,733,576

At October 31, 2019, the cost of investments for federal income tax purposes was $24,959,057; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $202,312, consisting of $1,066,498 gross unrealized appreciation and $864,186 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Broad Opportunities Fund (formerly, BNY Mellon Insight Broad Opportunities Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Broad Opportunities Fund (the “Fund”) (formerly, BNY Mellon Insight Broad Opportunities Fund) (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended October 31, 2019 and the period from November 27, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Absolute Insight Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended October 31, 2019 and the period from November 27, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 10.49% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $252,769 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Alan H. Howard (60)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (69)

Board Member (2015)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (73)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since December 2015.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Broad Opportunities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight Investment
International Limited

160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIOAX Class C: DIOCX Class I: DIOIX Class Y: DIOYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4115AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,035 in 2018 and $46,499 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $50,230 in 2018 and $17,879 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,795 in 2018 and $3,708 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $9 in 2018 and $2 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)